UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

UTZ BRANDS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following information was shared by Utz Brands, Inc. (“Utz” or the “Company”), certain members of Utz’s leadership, Intersnack Group GmbH & Co. KG, a German limited partnership (Kommanditgesellschaft) (“Intersnack”), and Mr. Dylan B. Lissette.

1.	The following social media post was shared on the Company’s social media pages on July 21, 2026.

Utz Brands, Inc.
45,535 followers
2h ·

+ Follow ···

A new chapter for Utz! We are excited to announce the formation of a strategic partnership between Utz Brands, Intersnack Group and the Rice and Lissette Family, our founding family. As part of that partnership, Utz will become a private company owned equally by the Rice and Lissette Family entities and Intersnack, with our headquarters remaining in Hanover, PA for our next century of growth!

In Intersnack, we have found a like-minded partner with a similar family heritage and a deep appreciation for the power of beloved brands. We look forward to working alongside Intersnack and benefitting from their experience and broad resources to build on Utz's strong foundation and support the next century of success for our customers, associates, suppliers and the communities in which we operate.

#UtzBrands #TeamUtz #Snacking

Read more: https://lnkd.in/eCSTNzvy

UTZ
POTATO
CHIPS

Additional Information Regarding the Transaction and Where to Find It

This communication does not constitute a solicitation of any vote or approval. This communication relates to the proposed transaction involving the Company, whereby the Company would become an indirect wholly-owned subsidiary of Intersnack. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company or any other person or the solicitation of any vote or approval. The Company and certain affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) relating to the proposed transaction, and the Company intends to file a proxy statement on Schedule 14A relating to a special meeting of stockholders to approve the proposed transaction, each of which will be mailed or otherwise disseminated to the stockholders of the Company entitled to vote on the proposed transaction. The Company may also file other relevant documents with the Securities and Exchange Commission (the “SEC”) regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), THE SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company and the proposed transaction, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of such documents by accessing the Investor Relations portion of the Company’s website at https://investors.utzsnacks.com/investors.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees, may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth (i) in the Company’s definitive proxy statement on Schedule 14A for the 2026 annual meeting of stockholders of the Company, filed with the SEC on March  12, 2026 (available here), including under the sections “Proposal No. 1: Election of Directors”, “Directors of Utz Brands, Inc.”, “Executive Officers of Utz Brands, Inc.”, “Corporate Governance”, “Executive and Director Compensation”, “Security Ownership of Certain Beneficial Owners and Management” and “Related Party Transactions” and (ii) under Item 5.02, “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” in the Current Report on Form 8-K filed by the Company with the SEC on May  28, 2026 (which is available here). To the extent the security holdings of directors and executive officers have changed since the amounts described in these filings, such changes are set forth on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Company’s Proxy Statement on Schedule 14A regarding the approval of the proposed transaction and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “projects,” “seeks,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from the forward-looking statements in this document due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of the common stock of the Company; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder approvals and the receipt of necessary regulatory approvals, on the timeline expected, or at all; (iii) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations of Utz; (iv) potential difficulties maintaining relationships with or otherwise retaining employees, independent operators, suppliers or customers as a result of the announcement and pendency of the proposed transaction; (v) risks related to diverting management’s attention from the Company’s ongoing business operations; (vi) legal proceedings, including those that may be instituted against the Company, members of the Company’s Board of Directors, the Company’s executive officers or others following the announcement of the proposed transaction; (vii) risks regarding the failure of Intersnack to obtain the financing to complete the proposed transaction; and (viii) legislative, regulatory and economic developments. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the SEC. Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. These forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

2.	The following social media post was shared on Mr. Howard Friedman’s social media pages on July 21, 2026.

Howard Friedman • 3rd+

Chief Executive Officer Utz Brands Inc

1h •

+ Follow ···

I am excited to share that Utz has entered into an agreement with Intersnack Group to become a private company, owned equally by the Rice and Lissette Family and Intersnack. Having spent considerable time with the Intersnack team, I've come to appreciate their deep understanding of the snacking landscape and experience growing distinctive brands. They also respect Utz's century-long heritage, and the people and communities that make our company special. Once we begin this next chapter, with continued and active support from the Rice and Lissette Family, I'm confident that this partnership will create tremendous opportunities for our brands, our associates, our suppliers, our customers and the communities in which we operate, especially in our hometown of Hanover, PA. Thank you to our team for everything you do every day. I cannot wait for what lies ahead.

#UtzBrands #TeamUtz #Snacking

You can read more about Intersnack Group here: https://lnkd.in/gbzsCpSs

You can read more about our announcement here:

https://lnkd.in/gwaEycgn

Utz Brands, Inc. and Intersnack Group GmbH & Co. KG Announce Agreement to Take Utz Private and Partnership with Founding Family

investors.utzsnacks.com

Additional Information Regarding the Transaction and Where to Find It

This communication does not constitute a solicitation of any vote or approval. This communication relates to the proposed transaction involving the Company, whereby the Company would become an indirect wholly-owned subsidiary of Intersnack. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company or any other person or the solicitation of any vote or approval. The Company and certain affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) relating to the proposed transaction, and the Company intends to file a proxy statement on Schedule 14A relating to a special meeting of stockholders to approve the proposed transaction, each of which will be mailed or otherwise disseminated to the stockholders of the Company entitled to vote on the proposed transaction. The Company may also file other relevant documents with the Securities and Exchange Commission (the “SEC”) regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY

ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), THE SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company and the proposed transaction, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of such documents by accessing the Investor Relations portion of the Company’s website at https://investors.utzsnacks.com/investors.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees, may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth (i) in the Company’s definitive proxy statement on Schedule 14A for the 2026 annual meeting of stockholders of the Company, filed with the SEC on March 12, 2026 (available here), including under the sections “Proposal No. 1: Election of Directors”, “Directors of Utz Brands, Inc.”, “Executive Officers of Utz Brands, Inc.”, “Corporate Governance”, “Executive and Director Compensation”, “Security Ownership of Certain Beneficial Owners and Management” and “Related Party Transactions” and (ii) under Item 5.02, “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” in the Current Report on Form 8-K filed by the Company with the SEC on May  28, 2026 (which is available here). To the extent the security holdings of directors and executive officers have changed since the amounts described in these filings, such changes are set forth on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Company’s Proxy Statement on Schedule 14A regarding the approval of the proposed transaction and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “projects,” “seeks,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from the forward-looking statements in this document due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of the common stock of the Company; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder approvals and the receipt of necessary regulatory approvals, on the timeline expected, or at all; (iii) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations of Utz; (iv) potential difficulties maintaining relationships with or otherwise retaining employees, independent operators, suppliers or customers as a result of the announcement and pendency of the proposed transaction; (v) risks related to diverting management’s attention from the Company’s ongoing business operations; (vi) legal proceedings, including those that may be instituted against the Company, members of the Company’s Board of Directors, the Company’s executive officers or others following the announcement of the proposed transaction; (vii) risks regarding the failure of Intersnack to obtain the financing to complete the proposed transaction; and (viii) legislative, regulatory and economic developments. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the SEC. Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. These forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

3.	The following social media post was shared on Mr. Dylan B. Lissette’s social media pages on July 21, 2026.

Dylan Lissette in • 3rd+

Chairman at Utz Brands, Inc.

2h •

+ Follow ···

Great News!

For 100+ years, the Rice and Lissette Family has worked side-by-side with our associates, customers, distributors, growers and suppliers to support Utz's evolution from a start-up family business founded in Bill & Salie Utz's kitchen in 1921 into a national snack manufacturer with beloved brands like Utz, Boulder Canyon, On The Border, Zapp's, Dirty, Bachman and TGIF (just to name a few!).

I am also proud of the role I have played since joining Utz in 1995, helping to grow sales of a small regional company that at the time were just north of $100 million. Utz is now 15x larger, serving almost the entire U.S. with more than 2,700 independent operator partners and Branded Salty Snacks Retail Sales that were approximately $1.9 billion during the last year!

Now for the News!

The Rice and Lissette Family is proud to continue its long history of growth and reinvestment in Utz by becoming an equal 50/50 owner of the Company through Utz's take-private agreement with Intersnack Group.

Intersnack is more than just a financial partner. They have roots (just like Utz) as a leading, family-founded, multinational company supporting regional businesses and management teams throughout Europe and Oceania. They employ around 14,500 people worldwide, have operations in 31 countries and generated sales of approx. $5 billion in 2025. In our new partnership, Utz will benefit in many ways! Not just from being private again, but also from Intersnack's resources, capabilities and expertise that will create opportunities for Utz to continue to invest in our brands in the U.S. and accelerate our ambitions to even greater heights.

Most importantly, going private doesn't mean stepping back. When I assume the role of Executive Chairperson at the transaction's close, I can confidently say it means we're leaning in. Intersnack shares our same values, recognizes the importance of our teams and is equally committed to preserving what makes Utz special. They will be our 50/50 partner dedicated to building Utz and our capabilities across the U.S.

I am incredibly proud of the legacy we are protecting and supporting. Our family will be involved as ever in the future direction of the Company, and we look forward to witnessing firsthand all that we will achieve.

#UtzBrands #TeamUtz #Snacking

You can read more about Intersnack Group here: https://lnkd.in/gbzsCpSs

You can read more about our announcement here:

https://lnkd.in/gwaEycgn

Utz Brands, Inc. and Intersnack Group GmbH & Co. KG Announce Agreement to Take Utz Private and Partnership with Founding Family

investors.utzsnacks.com

Additional Information Regarding the Transaction and Where to Find It

This communication does not constitute a solicitation of any vote or approval. This communication relates to the proposed transaction involving the Company, whereby the Company would become an indirect wholly-owned subsidiary of Intersnack. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company or any other person or the solicitation of any vote or approval. The Company and certain affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) relating to the proposed transaction, and the Company intends to file a proxy statement on Schedule 14A relating to a special meeting of stockholders to approve the proposed transaction, each of which will be mailed or otherwise disseminated to the stockholders of the Company entitled to vote on the proposed transaction. The Company may also file other relevant documents with the Securities and Exchange Commission (the “SEC”) regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), THE SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company and the proposed transaction, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of such documents by accessing the Investor Relations portion of the Company’s website at https://investors.utzsnacks.com/investors.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees, may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth (i) in the Company’s definitive proxy statement on Schedule 14A for the 2026 annual meeting of stockholders of the Company, filed with the SEC on March  12, 2026 (available here), including under the sections “Proposal No. 1: Election of Directors”, “Directors of Utz Brands, Inc.”, “Executive Officers of Utz Brands, Inc.”, “Corporate Governance”, “Executive and Director Compensation”, “Security Ownership of Certain Beneficial Owners and Management” and “Related Party Transactions” and (ii) under Item 5.02,

“Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” in the Current Report on Form 8-K filed by the Company with the SEC on May 28, 2026 (which is available here). To the extent the security holdings of directors and executive officers have changed since the amounts described in these filings, such changes are set forth on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Company’s Proxy Statement on Schedule 14A regarding the approval of the proposed transaction and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “projects,” “seeks,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from the forward-looking statements in this document due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of the common stock of the Company; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder approvals and the receipt of necessary regulatory approvals, on the timeline expected, or at all; (iii) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations of Utz; (iv) potential difficulties maintaining relationships with or otherwise retaining employees, independent operators, suppliers or customers as a result of the announcement and pendency of the proposed transaction; (v) risks related to diverting management’s attention from the Company’s ongoing business operations; (vi) legal proceedings, including those that may be instituted against the Company, members of the Company’s Board of Directors, the Company’s executive officers or others following the announcement of the proposed transaction; (vii) risks regarding the failure of Intersnack to obtain the financing to complete the proposed transaction; and (viii) legislative, regulatory and economic developments. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the SEC. Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. These forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

4.	The following social media post was shared on InterSnack’s social media pages on July 21, 2026.

Intersnack Group
19,024 followers
2h •

+ Follow

Intersnack is expanding its exposure to the U.S. snacking market!

We are excited to share that Intersnack Group and Utz Brands, Inc., a leading U.S. manufacturer of branded salty snacks, have announced an agreement to form a partnership with the Rice and Lissette Family, the Utz Brands founding family. Utz will become a private company following the transaction closing, with the Rice and Lissette Family entities and Intersnack each owning 50% of Utz.

This partnership presents a compelling opportunity for us to develop a presence in the large and attractive U.S. savory snacking market through well-established and loved brands like Utz, Boulder Canyon, On the Border, and Zapp's. It will also bring together two complementary companies, each with a proud heritage, that are committed to operate with a long-term view and share the same passion: creating the best snacks and developing distinctive brands, loved by consumers.

We look forward to working with the Rice and Lissette Family, Utz's management and their team of engaged colleagues once the transaction closes, to create many more happy snacking moments together!

#CreatingHappySnackingMoments #Snacking
#TeamIntersnack

utz
Ripples
Cheese Balls
BOULDER
utz
Zapp's
Golden Flake
FRIDAYS

Additional Information Regarding the Transaction and Where to Find It

This communication does not constitute a solicitation of any vote or approval. This communication relates to the proposed transaction involving the Company, whereby the Company would become an indirect wholly-owned subsidiary of Intersnack. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company or any other person or the solicitation of any vote or approval. The Company and certain affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) relating to the proposed transaction, and the Company intends to file a proxy statement on Schedule 14A relating to a special meeting of stockholders to approve the proposed transaction, each of which will be mailed or otherwise disseminated to the stockholders of the Company entitled to vote on the proposed transaction. The Company may also file other relevant documents with the Securities and Exchange Commission (the “SEC”) regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), THE SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company and the proposed transaction, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of such documents by accessing the Investor Relations portion of the Company’s website at https://investors.utzsnacks.com/investors.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees, may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth (i) in the Company’s definitive proxy statement on Schedule 14A for the 2026 annual meeting of stockholders of the Company, filed with the SEC on March  12, 2026 (available here), including under the sections “Proposal No. 1: Election of Directors”, “Directors of Utz Brands, Inc.”, “Executive Officers of Utz Brands, Inc.”, “Corporate Governance”, “Executive and Director Compensation”, “Security Ownership of Certain Beneficial Owners and Management” and “Related Party Transactions” and (ii) under Item 5.02, “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” in the Current Report on Form 8-K filed by the Company with the SEC on May  28, 2026 (which is available here). To the extent the security holdings of directors and executive officers have changed since the amounts described in these filings, such changes are set forth on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Company’s Proxy Statement on Schedule 14A regarding the approval of the proposed transaction and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “projects,” “seeks,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from the forward-looking statements in this document due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of the common stock of the Company; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder approvals and the receipt of necessary regulatory approvals, on the timeline expected, or at all; (iii) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations of Utz; (iv) potential difficulties maintaining relationships with or otherwise retaining employees, independent operators, suppliers or customers as a result of the announcement and pendency of the proposed transaction; (v) risks related to diverting management’s attention from the Company’s ongoing business operations; (vi) legal proceedings, including those that may be instituted against the Company, members of the Company’s Board of Directors, the Company’s executive officers or others following the announcement of the proposed transaction; (vii) risks regarding the failure of Intersnack to obtain the financing to complete the proposed transaction; and (viii) legislative, regulatory and economic developments. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the SEC. Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. These forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

5.	The following email was sent to the Company’s employees on July 21, 2026.

Utz All-Associate Email

Subject: Building on Our Legacy

Dear Utz Associates,

I’m writing to share important news about the future of Utz Brands.

Moments ago, we announced publicly that Utz has entered into a definitive agreement with Intersnack Group, a leading, family-founded, multinational snack manufacturer, to become a private company later this year. Intersnack will replace Utz’s current public stockholders and will own 50% of the Company. The remaining 50% of Utz will be owned by the Rice and Lissette Family, our founding family. Dylan Lissette will assume the role of Executive Chair of Utz once the transaction closes.

I want to make clear that Utz is not being acquired. Rather, Utz, Intersnack and the Rice and Lissette Family are forming a truly beneficial partnership between our complementary, family-founded snacking companies. Together, we will be focused on supporting Utz’s long-term growth and committed to building for our future, while preserving our values and what makes Utz special.

Intersnack is Utz’s Ideal Partner

For more than 100 years, Utz has been guided by a simple idea that began in Bill and Salie’s Hanover, PA kitchen: snacks should be better. With that as our guide, what began as a small family business in 1921 has now become a national snacking company with a portfolio of beloved brands driving branded retail sales to approximately $1.9 billion during the last year.

Along the way, generations of associates have helped make Utz what it is today through their hard work, care and commitment to quality. As we considered Utz’s future, our responsibility was clear: honor our legacy while making sure Utz has the resources, experience and relevance that it needs to succeed for the next generation.

That is why we are excited about today’s announcement. In Intersnack, we have found an ideal partner that understands what makes Utz special. They appreciate that our success has always come from more than the snacks we make – it comes from the people behind our brands, our commitment to the customers and consumers we serve, and the care we bring to our work every day. Like Utz, Intersnack has roots as a family-founded business and they share our belief in building for the future while staying true to our heritage.

With the benefit of Intersnack’s experience, support and resources, we will be well positioned to invest in our brands, serve our customers and carry Utz forward for decades to come. For Intersnack, this is a compelling opportunity to expand their exposure in the attractive U.S. market, as they do not currently have a presence here. Their investment will also strengthen our mutual commitment to Hanover, PA as our headquarters and base of operations and the other communities in which we work.

Please know that none of this would be possible without you. Across our plants, warehouses, customer teams and corporate functions, you all help us make and distribute the snacks consumers love, serve the customers who count on us and bring Utz’s quality products to households around the country. Today’s announcement is a testament to your hard work and to the strength of the Utz you have helped build.

What Happens Next

While today’s announcement is significant, it is only the first step in a process that will take time to complete. The transaction is expected to close in the fourth quarter of 2026, subject to the satisfaction of closing conditions, including receipt of required approvals from regulators and our stockholders. Until the transaction closes, Utz will continue to operate independently as a publicly traded company. After the transaction closes, Utz will be a private company owned equally (50%-50%) by the Rice and Lissette Family and Intersnack.

Our roles, responsibilities and priorities are unchanged. We need to stay focused on safely making and delivering high-quality snacks, serving our customers, consumers, partners and communities and executing against our plan.

I know you may have questions and we are committed to keeping you informed as we move through this process. I will also host a town hall later today at 10:00am ET to discuss the announcement in more detail, and I encourage everyone to attend.

Today’s news will likely generate media attention and external inquiries. Consistent with our Company policy, please forward any media inquiries you may receive to Colleen Farley at cfarley@utzsnacks.com, and any inquiries from investors or analysts to Trevor Martin at tmartin@utzsnacks.com.

Thank you for everything you have done to help make Utz the company it is today. I could not be prouder of what we have achieved together or more grateful for your continued focus as we move through this process. I am excited about our future and the path ahead as we begin this next chapter together.

Howard Friedman

Chief Executive Officer

Additional Information Regarding the Transaction and Where to Find It

This communication does not constitute a solicitation of any vote or approval. This communication relates to the proposed transaction involving the Company, whereby the Company would become an indirect wholly-owned subsidiary of Intersnack. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company or any other person or the solicitation of any vote or approval. The Company and certain affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) relating to the proposed transaction, and the Company intends to file a proxy statement on Schedule 14A relating to a special meeting of stockholders to approve the proposed transaction, each of which will be mailed or otherwise disseminated to the stockholders of the Company entitled to vote on the proposed transaction. The Company may also file other relevant documents with the Securities and Exchange Commission (the “SEC”) regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), THE SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company and the proposed transaction, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of such documents by accessing the Investor Relations portion of the Company’s website at https://investors.utzsnacks.com/investors.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees, may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth (i) in the Company’s definitive proxy statement on Schedule 14A for the 2026 annual meeting of stockholders of the Company, filed with the SEC on March  12, 2026 (available here), including under the sections “Proposal No. 1: Election of Directors”, “Directors of Utz Brands, Inc.”, “Executive Officers of Utz Brands, Inc.”, “Corporate Governance”, “Executive and Director Compensation”, “Security Ownership of Certain Beneficial Owners and Management” and “Related Party Transactions” and (ii) under Item 5.02, “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” in the Current Report on Form 8-K filed by the Company with the SEC on May  28, 2026 (which is available here). To the extent the security holdings of directors and executive officers have changed since the amounts described in these filings, such changes are set forth on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Company’s Proxy Statement on Schedule 14A regarding the approval of the proposed transaction and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “projects,” “seeks,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from the forward-looking statements in this document due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of the common stock of the Company; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder approvals and the receipt of necessary regulatory approvals, on the timeline expected, or at all; (iii) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations of Utz; (iv) potential difficulties maintaining relationships with or otherwise retaining employees, independent operators, suppliers or customers as a result of the announcement and pendency of the proposed transaction; (v) risks related to diverting management’s attention from the Company’s ongoing business operations; (vi) legal proceedings, including those that may be instituted against the Company, members of the Company’s Board of Directors, the Company’s executive officers or others following the announcement of the proposed transaction; (vii) risks regarding the failure of Intersnack to obtain the financing to complete the proposed transaction; and (viii) legislative, regulatory and economic developments. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the SEC. Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. These forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

6.	The following is a transcript of a video of Mr. Howard Friedman shared with the Company’s employees on July 21, 2026.

Today, Utz Brands announced the Company’s exciting next chapter, with a new partnership between the Founding Family and Intersnack Group. This partnership will allow Utz to transition out of public markets and become a private company later this year.

Intersnack Group is a family-founded multinational snack company based in Germany. It started as a German potato chip producer in 1968 and has grown into one of the largest snack manufacturers in Europe. Intersnack does not currently have US operations, meaning this partnership allows us to provide them with exposure to the attractive US snack market through our beloved brands, manufacturing facilities, distribution routes and dedicated Associates.

I have spent significant time with the Intersnack team and have been impressed by their deep industry knowledge and what they have built in Europe. For Intersnack, this is a long-term investment in Utz, and they are committed to building on our strong foundation. Our hard-working associates are an essential part of that foundation. For Utz, this partnership allows us to continue focusing on growth, supported by Intersnack’s resources and innovation.

The Rice and Lissette family remains committed to our associates, our customers and our suppliers, and will in fact increase their ownership through this new partnership. Our manufacturing facilities and distribution warehouses in Hanover and across the country remain central to everything we do.

Utz’s current management team remains in place and will work closely with the Founding Family and Intersnack over the coming months to prepare for our new structure as a private company.

For all of you, our hard-working associates, nothing changes. Continue to focus on your work and making snacks loved by consumers across the country. If you have questions about today’s announcement, I encourage you to speak with your manager or your HR representative.

I want to thank you again for your hard work and dedication to Utz and I look forward to our next chapter together.

Additional Information Regarding the Transaction and Where to Find It

This communication does not constitute a solicitation of any vote or approval. This communication relates to the proposed transaction involving the Company, whereby the Company would become an indirect wholly-owned subsidiary of Intersnack. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company or any other person or the solicitation of any vote or approval. The Company and certain affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) relating to the proposed transaction, and the Company intends to file a proxy statement on Schedule 14A relating to a special meeting of stockholders to approve the proposed transaction, each of which will be mailed or otherwise disseminated to the stockholders of the Company entitled to vote on the proposed transaction. The Company may also file other relevant documents with the Securities and Exchange Commission (the “SEC”) regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), THE SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company and the proposed transaction, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of such documents by accessing the Investor Relations portion of the Company’s website at https://investors.utzsnacks.com/investors.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees, may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth (i) in the Company’s definitive proxy statement on Schedule 14A for the 2026 annual meeting of stockholders of the Company, filed with the SEC on March  12, 2026 (available here), including under the sections “Proposal No. 1: Election of Directors”, “Directors of Utz Brands, Inc.”, “Executive Officers of Utz Brands, Inc.”, “Corporate Governance”, “Executive and Director Compensation”, “Security Ownership of Certain Beneficial Owners and Management” and “Related Party Transactions” and (ii) under Item 5.02, “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” in the Current Report on Form 8-K filed by the Company with the SEC on May  28, 2026 (which is available here). To the extent the security holdings of directors and executive officers have changed since the amounts described in these filings, such changes are set forth on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Company’s Proxy Statement on Schedule 14A regarding the approval of the proposed transaction and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “projects,” “seeks,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from the forward-looking statements in this document due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of the common stock of the Company; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder approvals and the receipt of necessary regulatory approvals, on the timeline expected, or at all; (iii) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations of Utz; (iv) potential difficulties maintaining relationships with or otherwise retaining employees, independent operators, suppliers or customers as a result of the announcement and pendency of the proposed transaction; (v) risks related to diverting management’s attention from the Company’s ongoing business operations; (vi) legal proceedings, including those that may be instituted against the Company, members of the Company’s Board of Directors, the Company’s executive officers or others following the announcement of the proposed transaction; (vii) risks regarding the failure of Intersnack to obtain the financing to complete the proposed transaction; and (viii) legislative, regulatory and economic developments. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the SEC. Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. These forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

7.	The following form email was sent to investors and analysts of the Company on July 21, 2026.

Utz Investor-Analyst Courtesy Email

Subject: Utz Brands to Become Private Company

Members of the Financial Community,

This morning, Utz Brands and Intersnack Group publicly announced that Utz has entered into a definitive agreement with Intersnack, a family-founded, multinational snack company, pursuant to which Intersnack will acquire all outstanding shares of Class A common stock of Utz. Following the closing, Utz will become a private company. The transaction will provide Utz Class A stockholders with all-cash consideration at an enterprise value of approximately $2.9 billion.

Following the closing, the Rice and Lissette Family, Utz’s founding family, and Intersnack will each own 50% of Utz. You can read more about our announcement here. An FAQ document will also be available on the Investor Relations website.

A few key points to highlight:

•

The $14.25 all-cash purchase price for each Class A share is a premium of approximately 91% to the July 20, 2026 closing price of Utz’s Class A common stock that will deliver compelling, immediate and certain value to our Class A stockholders.

•

The transaction is expected to close in the fourth quarter of 2026, subject to the satisfaction of regulatory and other conditions, including approval by the holders of a majority of the Company’s outstanding common stock and the holders of a majority of the votes cast by disinterested stockholders of the Company.

•

The transaction will be financed by a combination of approximately $920 million cash from Intersnack, borrowings under a new $1.1 billion term loan facility, borrowings under a new $250 million ABL Facility, rollover equity by the Rice and Lissette Family and a reinvestment by the Rice and Lissette Family of a portion of the proceeds from the $44 million settlement of Utz’s tax receivable agreement in connection with the transaction.

•

After Intersnack expressed interest in acquiring a significant portion of the Company through a going private transaction, a Special Committee of independent and disinterested directors was formed to evaluate the transaction.

•	Upon the Special Committee’s unanimous recommendation, Utz’s Board approved the transaction unanimously of all voting.

•

The Rice and Lissette Family, Dylan Lissette and certain of their affiliates have entered into an agreement pursuant to which they have committed to vote shares representing approximately 42% of Utz’s common stock in favor of the transaction.

Utz will release its financial results for the second quarter of 2026 on August 5, 2026. Given the announced transaction, Utz will not host an earnings conference call or issue an earnings presentation or prepared remarks.

Thank you for your support of Utz.

Best,

Trevor Martin

Additional Information Regarding the Transaction and Where to Find It

This communication does not constitute a solicitation of any vote or approval. This communication relates to the proposed transaction involving the Company, whereby the Company would become an indirect wholly-owned subsidiary of Intersnack. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company or any other person or the solicitation of any vote or approval. The Company and certain affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) relating to the proposed transaction, and the Company intends to file a proxy statement on Schedule 14A relating to a special meeting of stockholders to approve the proposed transaction, each of which will be mailed or otherwise disseminated to the stockholders of the Company entitled to vote on the proposed transaction. The Company may also file other relevant documents with the Securities and Exchange Commission (the “SEC”) regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), THE SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company and the proposed transaction, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of such documents by accessing the Investor Relations portion of the Company’s website at https://investors.utzsnacks.com/investors.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees, may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth (i) in the Company’s definitive proxy statement on Schedule 14A for the 2026 annual meeting of stockholders of the Company, filed with the SEC on March  12, 2026 (available here), including under the sections “Proposal No. 1: Election of Directors”, “Directors of Utz Brands, Inc.”, “Executive Officers of Utz Brands, Inc.”, “Corporate Governance”, “Executive and Director Compensation”, “Security Ownership of Certain Beneficial Owners and Management” and “Related Party Transactions” and (ii) under Item 5.02, “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” in the Current Report on Form 8-K filed by the Company with the SEC on May  28, 2026 (which is available here). To the extent the security holdings of directors and executive officers have changed since the amounts described in these filings, such changes are set forth on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Company’s Proxy Statement on Schedule 14A regarding the approval of the proposed transaction and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “projects,” “seeks,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from the forward-looking statements in this document due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of the common stock of the Company; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder approvals and the receipt of necessary regulatory approvals, on the timeline expected, or at all; (iii) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations of Utz; (iv) potential difficulties maintaining relationships with or otherwise retaining employees, independent operators, suppliers or customers as a result of the announcement and pendency of the proposed transaction; (v) risks related to diverting management’s attention from the Company’s ongoing business operations; (vi) legal proceedings, including those that may be instituted against the Company, members of the Company’s Board of Directors, the Company’s executive officers or others following the announcement of the proposed transaction; (vii) risks regarding the failure of Intersnack to obtain the financing to complete the proposed transaction; and (viii) legislative, regulatory and economic developments. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the SEC. Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. These forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.